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                                                                    EXHIBIT 23.4

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 17, 2000, on RailTex, Inc., and subsidiaries, included in RailAmerica, Inc.'s Form 8-K dated August 31, 2000, and to all references to our firm included in this Registration Statement.

/s/ Arthur Andersen LLP

San Antonio, Texas
July 3, 2001